UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

POINT BLANK SOLUTIONS, INC
(Name of Registrant as Specified in Its Charter)

STEEL PARTNERS II, L.P.
STEEL PARTNERS II GP LLC
STEEL PARTNERS II MASTER FUND L.P.
STEEL PARTNERS LLC
WARREN G. LICHTENSTEIN
JAMES R. HENDERSON
TERRY R. GIBSON
GENERAL MERRILL A. MCPEAK
BERNARD C. BAILEY
ROBERT CHEFITZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

ANNUAL MEETING OF STOCKHOLDERS
OF
POINT BLANK SOLUTIONS, INC.
_________________________

SUPPLEMENT DATED AUGUST 5, 2008 TO THE REVISED PROXY STATEMENT
OF
STEEL PARTNERS II, L.P. DATED JULY 21, 2008
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

GENERAL INFORMATION

Steel Partners II, L.P., a Delaware limited partnership (“Steel Partners” or “we”), is mailing this supplement to you in connection with the re-scheduled annual meeting of stockholders (the “Annual Meeting”) of Point Blank Solutions, Inc., a Delaware corporation (“Point Blank” or the “Company”).   The Annual Meeting was originally scheduled to be held on April 22, 2008. On April 8, 2008, the Company decided to postpone the Annual Meeting for four months.  Steel Partners then petitioned the Delaware Court to compel the Company to hold the Annual Meeting without further delay. On May 20, 2008, Steel Partners and Point Blank entered into a stipulation, approved by the Delaware Court, providing that the Annual Meeting would be held no later than August 19, 2008.  On July 25, 2008, the Company applied to the Delaware Court of Chancery for leave to again postpone the Annual Meeting, this time until November 19, 2008.

We have enclosed a copy of Steel Partners’ revised proxy statement that was filed with the Securities and Exchange Commission and mailed to stockholders beginning on July 21, 2008.

The Company filed a supplement to its Proxy Statement (the “Company Proxy Supplement”) on July 30, 2008.  According to the Company Proxy Supplement, the Annual Meeting will be held on Tuesday, August 19, 2008, at 11:00 AM local time at the Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida, 33309.  Please note that the company has now set a new record date for determining stockholders entitled to vote at the Annual Meeting.  Only holders of record as of the new record date, July 29, 2008, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. This supplement is dated August 5, 2008, and is first being mailed to stockholders of the Company commencing on or about August 5, 2008.

All GOLD proxy cards that have been submitted in connection with our mailing to stockholders of a proxy statement and proxy card on July 21, 2008 remain valid.

THEREFORE, IF YOU HAVE SUBMITTED A GOLD PROXY CARD SINCE JULY 21, 2008 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED GOLD PROXY CARD.

The Company Proxy Supplement does not contain any new proposals for consideration. At the Annual Meeting, stockholders will be asked to vote on the election of seven directors to serve until the 2009 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.   We are soliciting proxies from stockholders to elect Steel Partners’ director nominees, James R. Henderson, Terry R. Gibson, General Merrill A. McPeak, Bernard C. Bailey and Robert Chefitz (the “Nominees”), to serve as directors of Point Blank, in opposition to the Company’s incumbent directors whose terms expire at the Annual Meeting.  For further details regarding the qualifications of the Nominees as well as a summary of our reasons for making this solicitation, please see Steel Partners’ Proxy Statement dated July 21, 2008 enclosed with this letter.

This Proxy Statement is soliciting proxies to elect only our Nominees.  Accordingly, the enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees.  Stockholders who return the GOLD proxy card will only be able to vote for Steel Partners’ five Nominees and will not have the opportunity to vote for the two other seats up for election at the Annual Meeting.  You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company.  Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  The participants in this solicitation intend to vote all of their shares of Common Stock in favor of the Nominees and will not vote their shares in favor of any of the Company’s nominees.

THIS SOLICITATION IS BEING MADE BY STEEL PARTNERS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF POINT BLANK.  STEEL PARTNERS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH STEEL PARTNERS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY POINT BLANK’S MANAGEMENT TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF STEEL PARTNERS’ NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO STEEL PARTNERS, C/O MACKENZIE PARTNERS, INC. WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF POINT BLANK, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

Your vote is important, no matter how many or how few Shares you own.  We urge you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of our Nominees.

•	If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Steel Partners, c/o MacKenzie Partners, Inc., in the enclosed envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to Steel Partners.  Remember, you can vote for our five independent nominees only on our new GOLD proxy card enclosed herewith.  So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions regarding your proxy,
or need assistance in voting your Shares, please call:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
proxy@mackenziepartners.com

or
CALL TOLL FREE (800) 322-2885

GOLD PROXY CARD

POINT BLANK SOLUTIONS, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STEEL PARTNERS II, L.P.

THE BOARD OF DIRECTORS OF POINT BLANK SOLUTIONS, INC.
IS NOT SOLICITING THIS PROXY

P      R     O     X     Y

The undersigned appoints Jack L. Howard and James R. Henderson, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of Point Blank Solutions, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Stockholders of the Company scheduled to be held at the Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida, 33309 on Tuesday, August 19, 2008 at 11:00 a.m., local time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Steel Partners II, L.P. (“Steel”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

STEEL RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW

[X] Please mark vote as in this example

APPROVAL OF STEEL’S PROPOSAL TO ELECT DIRECTORS:

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees: [1] James R. Henderson [2] Terry R. Gibson [3] General Merrill A. McPeak [4] Bernard C. Bailey [5] Robert Chefitz	[ ]	[ ]	[ ] ________________ ________________ ________________

At the proxies’ discretion on any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.